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                ALLMERICA FINANCIAL
[LOGO]          LIFE INSURANCE AND                            440 Lincoln Street                              [ESTATE OPTIMIZER LIFE
                ANNUITY COMPANY                               Worcester, MA 01653                             INSURANCE APPLICATION]

------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------    ----------------------------------------------------------------
 1 PAYMENT   THE MONETARY CONTRIBUTION TO THE POLICY.                3 ACCOUNT REBALANCING
----------------------------------------------------------------    ----------------------------------------------------------------
 CHECK ONE:                                                          / / I elect Automatic Account Rebalancing of the variable
 / / I have enclosed a check for my initial payment of                   accounts to the allocations specified in Section 2, above.
     $____________ and have received a conditional receipt.              / / Monthly / / Quarterly / / Semi-Annually / / Annually
     (Please make check payable to Allmerica Financial)
                                                                     (Automatic Account Rebalancing and Dollar Cost Averaging
 / / My initial payment will be transferred from another             cannot be in effect simultaneously.)
     insurance company. Approximate amount $____________.           ----------------------------------------------------------------
     My present contract has a loan that I wish to carry             4 DOLLAR COST AVERAGING
     over to the new contract / / yes / / no                        ----------------------------------------------------------------
     Loan carry over amount $____________                            Select ONE account from which to transfer money. Be sure you
     Total approximate transfer amount $____________                 have money allocated to this account in Section 2.
     (Transfer payment & loan carry over)                            Transfer $____________ ($100 Minimum)
     (Please attach Transfer of Assets form)
                                                                     [FROM: / / Fixed Account or
 The amount of insurance purchased will be the minimum                      / / Government Bond Fund* or / / Money Market*
 allowed by the IRS Guideline Single Premium unless you                     (*This account cannot be selected in the allocation
 designate a higher amount $_________________________.                      below.)]
----------------------------------------------------------------
 2 ALLOCATION   HOW I WANT MY PAYMENT ALLOCATED.                     EVERY: / / Month / / Quarter / / 6 Mos. / / 12 Mos.
----------------------------------------------------------------     INTO: ________ % Allmerica Select Aggressive Growth
 ALLOCATE MY PAYMENT AS FOLLOWS: Please use whole percentages.             ________ % Allmerica Select Capital Appreciation
 You may allocate your payment to no more than [20] of the                 ________ % Allmerica Select Value Opportunity Fund
 [21] variable accounts listed below and the Fixed Account.                ________ % Allmerica Select Emerging Markets
 YOUR TOTAL ALLOCATION MUST EQUAL 100%                                     ________ % T. Rowe Price International Stock
      ________ % Allmerica Select Aggressive Growth                        ________ % Fidelity VIP Overseas Portfolio
      ________ % Allmerica Select Capital Appreciation                     ________ % Allmerica Select International Equity
      ________ % Allmerica Select Value Opportunity Fund                   ________ % Delaware International Equity Series
      ________ % Allmerica Select Emerging Markets                         ________ % Fidelity VIP Growth Portfolio
      ________ % T. Rowe Price International Stock                         ________ % Allmerica Select Growth
      ________ % Fidelity VIP Overseas Portfolio                           ________ % Allmerica Select Strategic Growth
      ________ % Allmerica Select International Equity                     ________ % Allmerica Growth
      ________ % Delaware International Equity Series                      ________ % Allmerica Equity Index
      ________ % Fidelity VIP Growth Portfolio                             ________ % Fidelity VIP Equity Income Portfolio
      ________ % Allmerica Select Growth                                   ________ % Allmerica Select Growth and Income
      ________ % Allmerica Select Strategic Growth                         ________ % Fidelity VIP II Asset Manager
      ________ % Allmerica Growth                                          ________ % Fidelity VIP High Income Portfolio
      ________ % Allmerica Equity Index                                    ________ % Allmerica Investment Grade Income
      ________ % Fidelity VIP Equity Income Portfolio                      ________ % Allmerica Select Income
      ________ % Allmerica Select Growth and Income                        ________ % Allmerica Government Bond Fund
      ________ % Fidelity VIP II Asset Manager                             ________ % Allmerica Money Market
      ________ % Fidelity VIP High Income Portfolio                        ________ %
      ________ % Allmerica Investment Grade Income                         ________ %
      ________ % Allmerica Select Income                                     100%   % TOTAL
      ________ % Allmerica Government Bond Fund
      ________ % Allmerica Money Market
      ________ % Fixed Account
      ________ %
      ________ %
        100%   % TOTAL
 Any future payment will be allocated according to this
 selection unless changed by me.
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10465                                  1                                 (12/97)

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----------------------------------------------------------------    ----------------------------------------------------------------
 5 INSURED   THE PERSON UPON WHOSE LIFE THIS INSURANCE               10 INFORMATION ABOUT THE INSURED
             COVERAGE IS PROPOSED. FOR SECOND INSURED,              ----------------------------------------------------------------
             COMPLETE FORM 10495.                                    10a  CURRENT EMPLOYMENT.
----------------------------------------------------------------
                                                                          Employer's Name:_________________________________________

 --------------------------------------------------------------           Occupation and Responsibilities:_________________________
 First Name                Middle               Last
                                                                          _________________________________________________________

 --------------------------------------------------------------      10b  INCOME
 Street Address
                                                                          My annual earned income is             $_________________

 --------------------------------------------------------------           My annual unearned income is           $_________________
 City                      State                Zip
                                                                          My net worth is                        $_________________
 (   )
 --------------------------------------------------------------      10c  DURING THE PAST YEAR, I HAVE SMOKED ONE OR MORE
 Daytime Telephone Number                 Years at this Address           CIGARETTES, CIGARS, PIPES, OR USED CHEWING TOBACCO.
                                                                          / / Yes     / / No
     /    /             / / M  / / F
 ---- ---- ----                                  --------------      10d  Height_______________     Weight_______________
 Date of Birth               Sex                 State of Birth
                                                                    ----------------------------------------------------------------
                                                                     11 MEDICAL HISTORY
 -------------------------------        -----------------------     ----------------------------------------------------------------
 Social Security/Tax I.D. Number        Driver's License Number      11a DURING THE PAST 10 YEARS, I HAVE HAD, OR BEEN TREATED
----------------------------------------------------------------         FOR HEART, LIVER, LUNG, OR KIDNEY TROUBLE, HIGH BLOOD
 6 OWNER     THE PERSON OR ENTITY EXERCISING THE POLICY'S                PRESSURE, STROKE, DIABETES, CANCER, NERVOUS OR
             CONTRACTUAL RIGHTS.                                         PSYCHOLOGICAL DISORDERS, OR ALCOHOL OR DRUG ABUSE.
----------------------------------------------------------------
                                                                         / / Yes     / / No

 --------------------------------------------------------------      11b DURING THE PAST 10 YEARS, I HAVE HAD, OR BEEN TREATED
 First Name                Middle               Last                     FOR IMMUNE SYSTEM DISORDER INCLUDING ACQUIRED
                                                                         IMMUNE DEFICIENCY SYNDROME (AIDS), AIDS-RELATED
                                                                         COMPLEX, OR ANOTHER IMMUNE DISORDER.
 --------------------------------------------------------------
 Street Address                                                          / / Yes     / / No

                                                                     IF YOU ANSWERED "YES" TO 11a OR 11b, PLEASE COMPLETE
 --------------------------------------------------------------      ITEMS 11c THROUGH 11f:
 City                      State                Zip
                                                                     11c  I HAVE BEEN DIAGNOSED OR TREATED FOR:____________________

 ---------------------------------    -------------------------           ---------------------------------------------------------
 Social Security/Tax I.D. Number      Date of Trust
----------------------------------------------------------------          ---------------------------------------------------------
 7 BENEFICIARY
----------------------------------------------------------------          ---------------------------------------------------------

                                                                          I AM CURRENTLY BEING TREATED:  / / YES      / / NO
 --------------------------------------------------------------
 Name of Primary Beneficiary            Relationship to Insured
                                                                          ---------------------------------------------------------
                                                                          Primary Physician's Name
 --------------------------------------------------------------
 Name of Contingent Beneficiary         Relationship to Insured
----------------------------------------------------------------          ---------------------------------------------------------
 8 REPLACEMENT OF OTHER CONTRACTS                                         Health Care Provider
----------------------------------------------------------------
 WILL THE PROPOSED POLICY REPLACE ANY EXISTING ANNUITY OR LIFE
 INSURANCE POLICY?                                                        ---------------------------------------------------------
                                                                          Street Address
 / / Yes    / / No

 If yes, list company name and policy number:                             ---------------------------------------------------------
                                                                          City                          State              Zip

 --------------------------------------------------------------           (   )                                    /       /
                                                                          ------------------------------    -----------------------
                                                                          Telephone                           Date of Last Visit
 --------------------------------------------------------------

----------------------------------------------------------------
 9 TELEPHONE ACCESS
----------------------------------------------------------------
 I WILL AUTOMATICALLY BE ABLE TO TRANSFER ACCOUNT VALUES
 AND CHANGE THE ALLOCATION OF FUTURE INVESTMENTS BY
 TELEPHONE OR FAX UNLESS I CHECK THE BOX BELOW.

 / / I DO NOT accept the Telephone Access privilege.

 (Please see additional information in the Authorization and
 Signature Section)
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 11d  DURING THE PAST THREE YEARS, I HAVE PARTICIPATED IN, OR        12d  INVESTMENT OBJECTIVE:
      INTEND TO PARTICIPATE IN:
                                                                          / / Emphasizes Growth    / / Emphasizes Stability
      / / Scuba Diving / / Skydiving / / Land/Water Racing
                                                                          / / Balances Growth and Stability
      / / Hang Gliding or similar flying activity
                                                                     12e  ARE ANY ANNUITIES, MUTUAL FUNDS, OR SECURITIES BEING
 11e  DURING THE PAST TWO YEARS, I HAVE FLOWN, OR INTEND TO               LIQUIDATED TO PURCHASE THIS VARIABLE LIFE INSURANCE
      FLY, AS A TRAINEE, PILOT, OR CREW MEMBER.                           POLICY?

      / / Yes   / / No                                                    / / Yes    / / No

 11f  DURING THE PAST THREE YEARS, I HAVE HAD A MOTOR                     If yes, a switching letter signed by the policyowner
      VEHICLE LICENSE SUSPENDED OR REVOKED, OR BEEN                       is attached:
      CONVICTED OF DRIVING WHILE INTOXICATED OR OF MORE
      THAN ONE MOVING VIOLATION.                                          / / Yes    / / No

      / / Yes   / / No                                                    If yes, has the agent explained the potential advantages
                                                                          and disadvantages of this transaction?:
----------------------------------------------------------------
                    INSUREDS, OWNERS, AND AGENTS MUST                     / / Yes    / / No
 12 SUITABILITY     REVIEW AND COMPLETE THIS SECTION.
----------------------------------------------------------------     13f  ARE YOU AN ASSOCIATED PERSON OF ANOTHER BROKER
 12a  REASON FOR INSURANCE:                                               OR DEALER?

      / / Estate Taxes         / / Fund Business Agreement                / / Yes    / / No
      / / Retirement Income    / / Death Benefit
      / / Business Insurance   / / Gift                              13g  HAVE YOU RECEIVED A CURRENT PROSPECTUS DESCRIBING THE
      / / Family Income        / / Other                                  VARIABLE LIFE INSURANCE POLICY, INCLUDING THE UNDERLYING
      / / Cash Accumulation                                               FUNDS, AND DO YOU BELIEVE THAT A FLEXIBLE-PREMIUM
                                                                          VARIABLE LIFE INSURANCE POLICY IS CONSISTENT WITH YOUR
 12b  OWNER'S ESTIMATED FINANCIAL DATA:                                   INVESTMENT OBJECTIVES AND FINANCIAL NEEDS?

      Securities: $_____________Savings: $______________                  / / Yes    / / No

      Liquid Net Worth: $____________ Tax Bracket: _____%            AUTHORIZATION:

      Gross Annual Income: $_______________                          --------------------------------------------------  -----------
                                                                     (Completed by a Home Office Registered Principal)   Date
 12c  RISK PROFILE:

      / / Conservative   / / Moderate   / / Aggressive

      Source of Funds:__________________________________

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----------------------------------------------------------------                    VARIABLE PRODUCT DISCLOSURE
 AUTHORIZATIONS AND SIGNATURES
----------------------------------------------------------------     I UNDERSTAND THAT ANY DEATH BENEFITS IN EXCESS OF THE FACE
            AUTHORIZATION TO OBTAIN INFORMATION                      AMOUNT AND ANY POLICY VALUE OF THE POLICY APPLIED FOR, MAY
                                                                     INCREASE OR DECREASE TO REFLECT THE INVESTMENT EXPERIENCE OF
 To all physicians, medical professionals, hospitals,                THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT. THE POLICY VALUE
 clinics, other health care providers, employers, Medical            ALLOCATED TO THE FIXED ACCOUNT WILL ACCUMULATE INTEREST AT A
 Information Bureau, Inc. (MIB), consumer reporting agencies,        RATE SET BY THE COMPANY WHICH WILL NOT BE LESS THAN THE
 other insurance support organizations, the United States            MINIMUM GUARANTEED RATE OF 4% ANNUALLY. THERE IS NO
 Internal Revenue Service, the Puerto Rico Bureau of Income          GUARANTEED MINIMUM POLICY VALUE. THE POLICY VALUE MAY
 Tax, and other persons who have the types of information            DECREASE TO THE POINT WHERE THE POLICY WILL LAPSE AND
 described about the proposed Insured:                               PROVIDE NO FURTHER DEATH BENEFIT WITHOUT ADDITIONAL PAYMENTS.

 I authorize you to give the Company, its reinsurers, or its                        ACKNOWLEDGEMENTS AND AGREEMENTS
 agent (a) all information you have as to illness, injury,
 medical history, diagnosis, treatment, and prognosis                I acknowledge receipt of current Prospectuses describing the
 (including any drug or alcohol abuse condition or treatment)        [Estate Optimizer Life Insurance] policy that I am applying
 with respect to any physical or mental condition of the             for, and the underlying funds.
 proposed Insured; and (b) any non-medical information,
 including but not limited to, an investigative consumer             It is agreed that: (1) The application consists of this
 report and copies of my tax returns filed with the United           application form, the medical questionnaire, if any, and the
 States Internal Revenue Service and/or Puerto Rico Bureau of        information on the Second Insured form, if it applies; (2)
 Income Tax, which the Company believes it needs to perform          The representations are true and complete to the best of my
 the business functions described below. I also authorize the        knowledge and belief; (3) No liability exists and the
 Company to give the MIB health or non-medical information it        insurance applied for will not take effect until the policy
 has about me and that of any minor member of my family              is delivered and the payment is made during the lifetime of
 applying for insurance.                                             the proposed Insured(s) and then only if the proposed
                                                                     Insured(s) has (have) not consulted any physician or
 The information obtained will be used to determine if the           practitioner of any healing art nor had any tests listed in
 proposed Insured is eligible for: (a) the insurance                 the application since its completion; but if the payment is
 requested; or (b) benefits under a policy which is in force.        paid prior to delivery of the policy and a conditional
 It will also be used for any other business purpose which           receipt is delivered by the registered representative,
 relates to the insurance requested or the policy which is in        insurance will be effective subject to the terms of the
 force. This authorization will be valid for 30 months. I            conditional receipt; and (4) No registered representative or
 know that under Federal Regulations I may revoke this               broker is authorized to amend, alter, or modify the terms of
 authorization as it applies to drug and alcohol abuse               this agreement.
 treatment at any time, but my revocation will not effect any information that has been released prior thereto. I know
 that I may request a copy of this form. I agree that a
 photocopy is as valid as the original. I have received the
 Insurance Information Practices notice.                             --------------------------------------------------------------
                                                                     Signature of Insured                          Date
 I understand that Allmerica Financial Life Insurance and
 Annuity Company is authorized to honor telephone requests by
 me or by individuals authorized by me, to transfer account          --------------------------------------------------------------
 values among sub-accounts and to change the allocation of my        Print Name of Insured
 future payments. I also understand that withdrawal of funds from my policy cannot be transacted by telephone or fax
 instructions.                                                       --------------------------------------------------------------
                                                                     Signed at City                                State


                                                                     --------------------------------------------------------------
                                                                     Signature of Owner (if other than Insured)    Date


                                                                     --------------------------------------------------------------
                                                                     Print Name of Owner


                                                                     --------------------------------------------------------------
                                                                     Signed at City                                State

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----------------------------------------------------------------     REMARKS:
 FOR FINANCIAL REPRESENTATIVE USE ONLY                                       ------------------------------------------------------
----------------------------------------------------------------
 Does the policy applied for replace an existing annuity
 or life insurance policy?                                           --------------------------------------------------------------

 / / Yes  / / No
                                                                     --------------------------------------------------------------
 If yes, attach replacement forms as required.

 As Registered Representative, I certify witnessing the              --------------------------------------------------------------
 signature of the applicant and that the information in this application has been accurately recorded to the best of
 my knowledge and belief.                                            --------------------------------------------------------------

 Based on the information furnished by the Owner or
 Insured in this application, I certify that I have reasonable       --------------------------------------------------------------
 grounds for believing the purchase of the policy applied
 for is suitable for the Owner. I further certify that the
 Prospectuses were delivered and that no written sales               --------------------------------------------------------------
 materials other than those furnished by the Company
 were used.                                                         ----------------------------------------------------------------
                                                                                        FOR HOME OFFICE USE ONLY
                                                                    ----------------------------------------------------------------
 --------------------------------------------------------------
 Signature of Registered Representative        Date
                                                                     --------------------------------------------------------------

 --------------------------------------------------------------
 Print Name of Registered Representative       Reg Rep #             --------------------------------------------------------------


 --------------------------------------------------------------      --------------------------------------------------------------
 Signature of Registered Representative        Date

                                                                     --------------------------------------------------------------
 --------------------------------------------------------------
 Print Name of Registered Representative       Reg Rep #
                                                                     --------------------------------------------------------------

 --------------------------------------------------------------
 Signature of Registered Representative        Date                  --------------------------------------------------------------


 --------------------------------------------------------------      --------------------------------------------------------------
 Print Name of Registered Representative       Reg Rep #


 --------------------------------------------------------------
 Signature of Registered Representative        Date


 --------------------------------------------------------------
 Print Name of Registered Representative       Reg Rep #


 --------------------------------------------------------------
 TR Code (Indicate A, B, or C)


 --------------------------------------------------------------
 Telephone                                     Fax


 --------------------------------------------------------------
 Name of Broker/Dealer                         Branch #


 --------------------------------------------------------------
 Branch Office Street Address


 --------------------------------------------------------------
 City                         State            Zip
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                ALLMERICA FINANCIAL                                                                    INFORMATION ON SECOND INSURED
[LOGO]          LIFE INSURANCE AND                            440 Lincoln Street                              [ESTATE OPTIMIZER LIFE
                ANNUITY COMPANY                               Worcester, MA 01653                             INSURANCE APPLICATION]

------------------------------------------------------------------------------------------------------------------------------------
1 SECOND INSURED                                                    4c   DURING THE PAST YEAR, I HAVE SMOKED ONE OR MORE
----------------------------------------------------------------         CIGARETTES, CIGARS, PIPES, OR USED CHEWING TOBACCO.

                                                                         / / Yes    / / No
 --------------------------------------------------------------
 First Name                Middle               Last                4d   Height__________   Weight__________

                                                                    ---------------------------------------------------------------
 --------------------------------------------------------------      5 MEDICAL HISTORY
 Street Address                                                     ---------------------------------------------------------------

                                                                    5a   DURING THE PAST 10 YEARS, I HAVE HAD, OR BEEN TREATED
 --------------------------------------------------------------          FOR HEART, LIVER, LUNG, OR KIDNEY TROUBLE, HIGH BLOOD
 City                      State                Zip                      PRESSURE, STROKE, DIABETES, CANCER, NERVOUS OR
                                                                         PSYCHOLOGICAL DISORDERS, OR ALCOHOL OR DRUG ABUSE.
 (   )
 --------------------------------------------------------------          / / Yes    / / No
 Daytime Telephone Number                 Years at this Address
                                                                    5b   DURING THE PAST 10 YEARS, I HAVE HAD, OR BEEN TREATED
     /    /             / / M  / / F                                     FOR IMMUNE SYSTEM DISORDER INCLUDING ACQUIRED
 ---- ---- ----                                  --------------          IMMUNE DEFICIENCY SYNDROME (AIDS), AIDS-RELATED
 Date of Birth               Sex                 State of Birth          COMPLEX, OR ANOTHER IMMUNE DISORDER.

                                                                         / / Yes    / / No
 -------------------------------        -----------------------
 Social Security/Tax I.D. Number        Driver's License Number     IF YOU ANSWERED "YES" TO 5a OR 5b, PLEASE COMPLETE
---------------------------------------------------------------     ITEMS 5c THROUGH 5f:
2 OWNER AND BENEFICIARY
---------------------------------------------------------------    5c    I HAVE BEEN DIAGNOSED OR TREATED FOR:
The Owner and Beneficiary are as indicated in Section 6                                                       --------------------
and 7 of the accompanying [Estate Optimizer Life Insurance
Application].  If Section 6 is left blank, the Owner will be             ---------------------------------------------------------
the insured listed in Section 5 of the [Estate Optimizer Life
Insurance Application].                                                  ---------------------------------------------------------

---------------------------------------------------------------          ---------------------------------------------------------
3 REPLACEMENT OF OTHER CONTRACTS
---------------------------------------------------------------          ---------------------------------------------------------
WILL THE PROPOSED POLICY REPLACE ANY EXISTING ANNUITY OR LIFE
INSURANCE POLICY?                                                        I AM CURRENTLY BEING TREATED: / / Yes    / / No

/ / Yes    / / No                                                        ---------------------------------------------------------
                                                                         Primary Physician's Name
If yes, list company name and policy number:
                                                                         ---------------------------------------------------------
---------------------------------------------------------------          Health Care Provider

---------------------------------------------------------------          ---------------------------------------------------------
                                                                         Street Address
---------------------------------------------------------------
4 INFORMATION ABOUT THE INSURED                                          ---------------------------------------------------------
---------------------------------------------------------------          City                              State             ZIP
4a   CURRENT EMPLOYMENT.
                                                                         (   )                                       /     /
     Employer's Name:                                                    ----------------------------------     ------------------
                     ------------------------------------------          Telephone                              Date of Last Visit

     Occupation and Responsibilities:
                                     --------------------------    5d    DURING THE PAST THREE YEARS, I HAVE PARTICIPATED IN, OR
                                                                         INTEND TO PARTICIPATE IN:
     ----------------------------------------------------------
                                                                         / / Scuba Diving  / / Skydiving   / / Land/Water Racing
4b   INCOME                                                              / / Hang Gliding or similar flying activity

     My annual earned income is        $_______________________    5e    DURING THE PAST TWO YEARS, I HAVE FLOWN, OR INTEND TO
                                                                         FLY, AS A TRAINEE, PILOT, OR CREW MEMBER.
     My annual unearned income is      $_______________________
                                                                         / / Yes    / / No
     My net worth is                   $_______________________
                                                                   5f    DURING THE PAST THREE YEARS, I HAVE HAD A MOTOR
                                                                         VEHICLE LICENSE SUSPENDED OR REVOKED, OR BEEN
                                                                         CONVICTED OF DRIVING WHILE INTOXICATED OR OF MORE
                                                                         THAN ONE MOVING VIOLATION.

                                                                         / / Yes    / / No

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---------------------------------------------------------------                ACKNOWLEDGEMENTS AND AGREEMENTS
AUTHORIZATIONS AND SIGNATURES
---------------------------------------------------------------    It is agreed that: (1) The application consists of this
           AUTHORIZATIONS TO OBTAIN INFORMATION                    application form, the medical questionnaire, if any, and the information on the Second Insured form; (2) The representa-
To all physicians, medical professionals, hospitals, clinics,      tions are true and complete to the best of my knowledge and
other health care providers, employers, Medical Information        belief; (3) No liability exits and the insurance applied for
Bureau, Inc. (MIB), consumer reporting agencies, other             will not take effect until the policy is delivered and the
insurance support organizations, the United States Internal        payment is made during the lifetime of the proposed Insured(s)
Revenue Service, the Puerto Rico Bureau of Income Tax, and         and then only if the proposed Insured(s) has (have) not
other persons who have the types of information described about    consulted any physician or practitioner of any healing art nor
the proposed Insured:                                              had any tests listed in the application since its completion;
                                                                   but if the payment is paid prior to delivery of the policy and
I authorized you to give the Company, its reinsurers, or its       a conditional receipt is delivered by the registered
agent (a) all information you have as to illness, injury,          representative, insurance will be effective subject to the
medical history, diagnosis, treatment, and prognosis               terms of the conditional receipt; and (4) No registered
(including any drug or alcohol abuse condition or treatment)       representative or broker is authorized to amend, alter, or
with respect to any physical or mental condition of the            modify the terms of this agreement.
proposed Insured; and (b) any non-medical information,
including but not limited to, an investigative consumer
report and copies of my tax returns filed with the United
States Internal Revenue Service and/or Puerto Rico Bureau of       ---------------------------------------------------------------
Income Tax, which the Company believes it needs to perform         Signature of Second Insured                      Date
the business functions described below. I also authorize the
Company to give the MIB health or non-medical information it       ---------------------------------------------------------------
has about me and that of any minor member of my family applying    Print Name of Second Insured
for insurance.
                                                                   ---------------------------------------------------------------
The information obtained will be used to determine if the          Signed at City                                   State
proposed Insured is eligible for: (a) the insurance requested;
or (b) benefits under a policy which is in force.  It will also be used for any other business purpose which relates to the
insurance requested or the policy which is in force.  This
authorization will be valid for 30 months.  I know that under      ---------------------------------------------------------------
Federal Regulations I may revoke this authorization as it          Signature of Owner (if other than Insured)       Date
applies to drug and alcohol abuse treatment at any time, but
my revocation will not effect any information that has been        ---------------------------------------------------------------
released prior thereto, I know that I may request a copy of this   Print Name of Owner
form.  I agree that a photocopy is as valid as the original.  I
have received the Insurance Information Practices notice.          ---------------------------------------------------------------
                                                                   Signed at City                                   State
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